UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event Reported): December 13, 2024

ChargePoint Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39004	84-1747686
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 East Hacienda Avenue Campbell, CA	95008
(Address of Principal Executive Offices)	(Zip Code)
(408) 841-4500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	CHPT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of directors or certain officers; election of directors; appointment of certain officers; compensatory arrangements of certain officers.

On December 13, 2024, Henrik Gerdes notified ChargePoint Holdings, Inc. (the "Company") of his decision to resign as the Company's Chief Accounting Officer and principal accounting officer, effective December 13, 2024. Mr. Gerdes’ resignation was not the result of any disagreement with the Company on any matter relating to the Company’s financial operations, policies, or practices. Mansi Khetani, the Company's Chief Financial Officer, was appointed as the Company's principal accounting officer, effective December 13, 2024. Ms. Khetani will continue in her role as Chief Financial Officer and principal financial officer.

Information regarding Ms. Khetani’s previous positions with the Company and business experience is disclosed under Item 5.02 of the Company’s Current Report on Form 8-K, which was filed with the Securities and Exchange Commission on November 16, 2023. There is no arrangement or understanding between Ms. Khetani and any other person pursuant to which Ms. Khetani was selected as Chief Financial Officer, principal financial officer and principal accounting officer, and there are no family relationships between Ms. Khetani and any of the Company’s directors or other executive officers. Ms. Khetani is not a party to any current or proposed transaction with the Company for which disclosure is required under Item 404(a) of Regulation S-K.

Ms. Khetani will continue to participate in the Company’s employee benefit plans and existing compensation arrangements, as described under “Executive Compensation - Compensation Discussion and Analysis” in the Company’s definitive Proxy Statement for its 2024 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on May 24, 2024. No changes were made to Ms. Khetani’s compensation in connection with her appointment as principal accounting officer.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARGEPOINT HOLDINGS, INC.

By:	/s/ Mansi Khetani
Name: Mansi Khetani
Title: Chief Financial Officer
Date: December 19, 2024